Exhibit 99.1

Old National's 4th Quarter and Record Full-Year Results
Supported by Strong Deposit Franchise, Stable Credit Quality
and Well-Managed Expenses
Evansville, Ind. (January 23, 2024)

Old National Bancorp (NASDAQ: ONB) reports 4Q23 net income applicable to common shares of $128.4 million, diluted EPS of $0.44; $134.6 million and $0.46 on an adjusted[1] basis, respectively. Full-year net income applicable to common shares of $565.9 million, diluted EPS of $1.94; $599.2 million and $2.05 on an adjusted[1] basis, respectively.

CEO COMMENTARY:

"Old National finished 2023 with strong reported results and record performance on an adjusted basis for EPS, return on average tangible equity and efficiency ratio. Tangible book value per share grew by 17% year-over-year and, when combined with a 3.7% average dividend yield, provided shareholders with a strong return for the year," said CEO Jim Ryan. "Our peer-leading deposit franchise, disciplined loan growth, strong credit quality, well-managed expenses, and dedicated team members who are committed to our clients and communities drove these outstanding results."

"As planned, Mike Scudder will retire as Executive Chairman of Old National Bancorp at the end of January. I want to thank Mike for his 38 combined years of outstanding leadership and dedication to First Midwest and Old National. His contributions to the board were invaluable as we completed our transformational partnership."

FOURTH QUARTER HIGHLIGHTS2:

Net Income	•Net income applicable to common shares of $128.4 million; adjusted net income applicable to common shares[1] of $134.6 million
•Earnings per diluted common share ("EPS") of $0.44; adjusted EPS[1] of $0.46

Net Interest Income/NIM	•Net interest income on a fully taxable equivalent basis[1] of $370.5 million
•Net interest margin on a fully taxable equivalent basis[1] ("NIM") of 3.39%, down 10 basis points ("bps")

Operating Performance	•Pre-provision net revenue[1] (“PPNR”) of $186.4 million; adjusted PPNR[1] of $194.6 million
•Noninterest expense of $284.2 million; adjusted noninterest expense[1] of $255.2 million
•Efficiency ratio[1] of 59.0%; adjusted efficiency ratio[1] of 53.8%

Deposits and Funding	•Period-end total deposits of $37.2 billion, consistent with September 30, 2023; core deposits up 0.4%
•Granular low-cost deposit franchise; total deposit costs of 185 bps and a cycle to date (2Q22-4Q23) total deposit beta of 35% (interest-bearing deposit beta of 47%)

Loans and Credit Quality	•End-of-period total loans[3] of $33.0 billion, up 1.0%
•Provision for credit losses[4] ("provision") of $11.6 million
•Net charge-offs of $9.7 million, or 12 bps of average loans; 3 bps excluding purchased credit deteriorated ("PCD") loans that had an allowance at acquisition
•30+ day delinquencies of 0.22% and non-performing loans of 0.83% of total loans

Return Profile & Capital	•Return on average tangible common equity[1] of 18.1%; adjusted return on average tangible common equity[1] of 19.0%

Notable Items	•$21.6 million pre-tax gain on sale of Visa Class B restricted shares •$19.1 million pre-tax FDIC special assessment •$9.9 million of pre-tax merger-related and other charges
1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company – refer to the Non-GAAP reconciliations contained in this release 2 Comparisons are on a linked-quarter basis, unless otherwise noted 3 Includes loans held-for-sale
4 Includes the provision for unfunded commitments

RESULTS OF OPERATIONS
Old National reported fourth quarter 2023 net income applicable to common shares of $128.4 million, or $0.44 per diluted common share.
Included in fourth quarter results was a $21.6 million pre-tax gain on sale of Visa Class B restricted shares, as well as pre-tax charges of $19.1 million for the FDIC special assessment and $9.9 million of merger-related and other expenses. Excluding these transactions and realized debt securities losses from the current quarter, adjusted net income1 was $134.6 million, or $0.46 per diluted common share.
DEPOSITS AND FUNDING
Stable low-cost deposits including normal seasonal patterns in public funds.
•Period-end total deposits were $37.2 billion at December 31, 2023, consistent with prior quarter; core deposits increased 0.4%; include normal seasonal patterns in public funds which decreased ~$340 million.
•On average, total deposits for the fourth quarter were $37.2 billion, an increase of 1.4%.
•Granular low-cost deposit franchise; total deposit costs of 185 bps and a cycle to date total deposit beta of 35% (interest-bearing deposit beta of 47%).
•A loan to deposit ratio of 89% at December 31, 2023, combined with existing funding sources, provides strong liquidity.

LOANS
Broad-based disciplined commercial loan growth.
•Period-end total loans3 were $33.0 billion at December 31, 2023, up 1.0% from September 30, 2023.
•Total commercial loan production in the fourth quarter was $1.3 billion; period-end commercial pipeline totaled $1.7 billion.
•Average total loans in the fourth quarter were $32.8 billion, an increase of $116.9 million from the third quarter of 2023.

CREDIT QUALITY
Strong credit quality continues to be a hallmark of Old National.
•Provision4 expense in the fourth quarter of 2023 was $11.6 million, compared to $19.1 million in the third quarter of 2023, reflecting net charge-offs, loan growth, as well as economic factors.
•Net charge-offs in the fourth quarter were $9.7 million, or 12 bps of average loans compared to net charge-offs of 24 bps of average loans in the third quarter of 2023.
◦Excluding PCD loans that had an allowance for credit losses established at acquisition, net charge-offs to average loans were 3 bps for the fourth quarter of 2023.
•30+ day delinquencies as a percentage of loans were 0.22% at December 31, 2023, compared to 0.18% at September 30, 2023.
•Non-performing loans as a percentage of total loans were 0.83% compared to 0.80% for the third quarter of 2023.
•Loans acquired from previous acquisitions were recorded at fair value at the acquisition date. As of December 31, 2023, the remaining discount on these acquired loans was $79.0 million.
•The allowance for credit losses, including the allowance for credit losses on unfunded commitments, stood at $338.8 million, or 1.03% of total loans at December 31, 2023, compared to $336.9 million, or 1.03% of total loans at September 30, 2023.

NET INTEREST INCOME AND MARGIN
Lower net interest income and margin compression reflective of the rate environment.
•Net interest income on a fully taxable equivalent basis1 decreased to $370.5 million in the fourth quarter of 2023 compared to $380.9 million in the third quarter of 2023, driven by higher funding costs, partly offset by loan growth and higher rates on interest-earning assets.
•Net interest margin on a fully taxable equivalent basis1 decreased 10 bps to 3.39% compared to the third quarter of 2023.
•Accretion income on loans and borrowings was $6.2 million, or 6 bps of net interest margin1, in the fourth quarter of 2023 compared to $7.5 million, or 7 bps of net interest margin1, in the third quarter of 2023.

•Cost of total deposits was 1.85%, increasing 24 bps and the cost of total interest-bearing deposits increased 31 bps to 2.53% in the fourth quarter of 2023.

NONINTEREST INCOME
Increased wealth fees offset by lower mortgage fees, capital markets income, and other income.
•Total noninterest income for the fourth quarter of 2023 was $100.1 million and included a $21.6 million pre-tax gain on the sale of VISA B restricted shares.
•Excluding realized debt securities gains/losses for both periods and gain on sale of Visa Class B restricted shares for the fourth quarter of 2023, adjusted noninterest income for the fourth quarter was down 2.3% compared to the third quarter of 2023, due to lower mortgage fees, capital markets income, and other income, partially offset by an increase in wealth fees.

NONINTEREST EXPENSE
Disciplined expense management.
•Noninterest expense for the fourth quarter of 2023 was $284.2 million and included $19.1 million of FDIC special assessment charges and $9.9 million of merger-related and other charges.
•Excluding these items, adjusted noninterest expense for the fourth quarter was $255.2 million, compared to $238.5 million for the third quarter of 2023; increase was driven by $10 million in higher performance-driven incentive accruals and $5 million in higher amortization of tax credit investments.
•The efficiency ratio1 was 59.0%, while the adjusted efficiency ratio1 was 53.8% for the fourth quarter of 2023 compared to 51.7% and 49.7%, respectively, for the third quarter of 2023.

INCOME TAXES
•Income tax expense in the fourth quarter of 2023 was $36.2 million, resulting in an effective tax rate of 21.5% compared to 23.1% in the third quarter of 2023. On an adjusted fully taxable equivalent ("FTE") basis, the effective tax rate was 24.2% in the fourth quarter compared to 25.3% in the third quarter.
•Income tax expense included $6.7 million of tax credit benefit.

CAPITAL
Capital ratios remain strong.
•All regulatory capital ratios grew in the quarter with preliminary total risk-based capital up 32 bps to 12.64% and preliminary regulatory Tier 1 capital up 29 bps to 11.35%, driven by retained earnings.
•Tangible common equity to tangible assets was 6.85% at the end of the fourth quarter compared to 6.15% in the third quarter of 2023.
VISA CLASS B RESTRICTED SHARES GAIN
During the fourth quarter of 2023, the Company recognized a $21.6 million pre-tax gain on sale of Visa Class B restricted shares in noninterest income. Prior to the sale, the shares were carried at zero cost basis due to uncertainty surrounding the ability of the Company to transfer or otherwise liquidate the shares. At December 31, 2023, the Company does not hold any remaining Visa Class B restricted shares.
FDIC SPECIAL ASSESSMENT
On November 16, 2023, the FDIC finalized a rule that imposes special assessments to recover the losses to the Deposit Insurance Fund (“DIF”) resulting from the FDIC’s use, in March 2023, of the systemic risk exception to the least-cost resolution test under the Federal Deposit Insurance Act in connection with the receiverships of Silicon Valley Bank and Signature Bank. The total of the assessments for Old National Bank is estimated at $19.1 million, and such amount was recorded as an expense in the quarter ending December 31, 2023.
RETIREMENT OF MIKE SCUDDER
Mike Scudder will retire as Executive Chairman and as a director of the Company as of January 31, 2024, and Jim Ryan will succeed to the position of Chairman of the Board of Directors, as contemplated by the Bylaws of the Company. Mr. Ryan will continue to serve as Chief Executive Officer of the Company as well as Chairman of the Board and Chief Executive Officer of Old National Bank.

CONFERENCE CALL AND WEBCAST
Old National will host a conference call and live webcast at 9:00 a.m. Central Time on Tuesday, January 23, 2024, to review fourth quarter financial results. The live audio webcast link and corresponding presentation slides will be available on the Company’s Investor Relations web page at oldnational.com and will be archived there for 12 months. To listen to the live conference call, dial U.S. (888) 300-3045 or International (646) 568-1027, access code 5258325. A replay of the call will also be available from approximately noon Central Time on January 23, 2024 through February 6, 2024. To access the replay, dial U.S. (800) 770-2030 or International (647) 362-9199, Access code 5258325.
ABOUT OLD NATIONAL
Old National Bancorp (NASDAQ: ONB) is the holding company of Old National Bank, which is the sixth largest commercial bank headquartered in the Midwest. With approximately $49 billion of assets and $29 billion of assets under management, Old National ranks among the top 30 banking companies headquartered in the U.S. Tracing our roots to 1834, Old National Bank has focused on community banking by building long-term, highly valued partnerships with clients and in the communities it serves. In addition to providing extensive services in retail and commercial banking, Old National offers comprehensive wealth management, investment, and capital market services. For more information and financial data, please visit Investor Relations at oldnational.com.
USE OF NON-GAAP FINANCIAL MEASURES
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables at the end of this release.
The Company presents EPS, the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items. These items include gain on sale of Visa Class B restricted shares, FDIC special assessment expense, contract termination charges, merger-related charges associated with completed and pending acquisitions, gains/losses on sales of debt securities, expenses related to the tragic April 10 event at our downtown Louisville location ("Louisville expenses"), property optimization charges, gain on sale of health savings accounts and the current expected credit loss ("CECL") Day 1 non-PCD provision expense. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger-related charges and the CECL Day 1 non-PCD provision expense from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes.
Income tax expense, provision for credit losses, and the certain notable items listed above are excluded from the calculation of pre-provision net revenues, adjusted due to the fluctuation in income before income tax and the level of provision for credit losses required. Management believes pre-provision net revenues, adjusted may be useful in assessing the Company's underlying operating performance and their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The Company presents adjusted noninterest expense, which excludes FDIC special assessment expense, contract termination charges, merger-related charges, property optimization charges, Louisville expenses, as well as adjusted noninterest income, which excludes the gain on sale of Visa Class B restricted shares, gain on sale of health savings accounts and gains/losses on sales of debt securities. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes.

In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.
Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the previously provided tables and the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.
FORWARD-LOOKING STATEMENTS
This communication contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the SEC, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward‐looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "potential," "predict," "should," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to: competition; government legislation, regulations and policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; the ability to complete, or any delays in completing, the pending merger (the “Merger”) between Old National and CapStar Financial Holdings, Inc. (“CapStar”), including the ability of CapStar to obtain the necessary approval by its shareholders, the ability of Old National and CapStar to obtain required governmental approvals of the Merger and the ability to satisfy all of the closing conditions in the definitive merger agreement; the expected cost savings, synergies and other financial benefits from the Merger not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Merger; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses and the success of revenue-generating and cost reduction initiatives; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; political and economic uncertainty and instability; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in this communication; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2022 and other filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this communication and are not guarantees of future results, performance or outcomes, and Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of this communication.

CONTACTS:
Media: Kathy Schoettlin	Investors: Lynell Durchholz
(812) 465-7269	(812) 464-1366
Kathy.Schoettlin@oldnational.com	Lynell.Durchholz@oldnational.com

Financial Highlights (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
Income Statement
Net interest income	$364,408	$375,086	$382,171	$381,488	$391,090	$1,503,153	$1,327,936
FTE adjustment[1,2]	6,100	5,837	5,825	5,666	5,378	23,428	18,414
Net interest income - tax equivalent basis[3]	370,508	380,923	387,996	387,154	396,468	1,526,581	1,346,350
Provision for credit losses	11,595	19,068	14,787	13,437	11,408	58,887	144,799
Noninterest income	100,094	80,938	81,629	70,681	165,037	333,342	399,779
Noninterest expense[3]	284,235	244,776	246,584	250,711	282,675	1,026,306	1,038,183
Net income available to common shareholders	$128,446	$143,842	$151,003	$142,566	$196,701	$565,857	$414,169
Per Common Share Data
Weighted average diluted shares	292,029	291,717	291,266	292,756	293,131	291,855	276,688
EPS, diluted	$0.44	$0.49	$0.52	$0.49	$0.67	$1.94	$1.50
Cash dividends	0.14	0.14	0.14	0.14	0.14	0.56	0.56
Dividend payout ratio[2]	32%	29%	27%	29%	21%	29%	37%
Book value	$18.18	$17.07	$17.25	$17.24	$16.68	$18.18	$16.68
Stock price	16.89	14.54	13.94	14.42	17.98	16.89	17.98
Tangible book value[3]	11.00	9.87	10.03	9.98	9.42	11.00	9.42
Performance Ratios
ROAA	1.09%	1.22%	1.29%	1.25%	1.74%	1.21%	0.99%
ROAE	10.2%	11.4%	12.0%	11.6%	16.8%	11.3%	8.9%
ROATCE[3]	18.1%	20.2%	21.4%	21.0%	31.5%	20.2%	16.3%
NIM (FTE)	3.39%	3.49%	3.60%	3.69%	3.85%	3.54%	3.47%
Efficiency ratio[3]	59.0%	51.7%	51.2%	52.8%	49.1%	53.7%	58.0%
NCOs to average loans	0.12%	0.24%	0.13%	0.21%	0.05%	0.17%	0.06%
ACL on loans to EOP loans	0.93%	0.93%	0.93%	0.94%	0.98%	0.93%	0.98%
ACL[5] to EOP loans	1.03%	1.03%	1.04%	1.05%	1.08%	1.03%	1.08%
NPLs to EOP loans	0.83%	0.80%	0.91%	0.74%	0.81%	0.83%	0.81%
Balance Sheet (EOP)
Total loans	$32,991,927	$32,577,834	$32,432,473	$31,822,374	$31,123,641	$32,991,927	$31,123,641
Total assets	49,089,836	49,059,448	48,496,755	47,842,644	46,763,372	49,089,836	46,763,372
Total deposits	37,235,180	37,252,676	36,231,315	34,917,792	35,000,830	37,235,180	35,000,830
Total borrowed funds	5,331,147	5,556,010	6,034,008	6,740,454	5,586,314	5,331,147	5,586,314
Total shareholders' equity	5,562,900	5,239,537	5,292,095	5,277,426	5,128,595	5,562,900	5,128,595
Capital Ratios
Risk-based capital ratios (EOP):
Tier 1 common equity	10.70%	10.41%	10.14%	9.98%	10.03%	10.70%	10.03%
Tier 1 capital	11.35%	11.06%	10.79%	10.64%	10.71%	11.35%	10.71%
Total capital	12.64%	12.32%	12.14%	11.96%	12.02%	12.64%	12.02%
Leverage ratio (average assets)	8.83%	8.70%	8.59%	8.53%	8.52%	8.83%	8.52%
Equity to assets (averages)[4]	10.81%	10.88%	10.96%	11.00%	10.70%	10.91%	11.23%
TCE to TA3	6.85%	6.15%	6.33%	6.37%	6.18%	6.85%	6.18%
Nonfinancial Data
Full-time equivalent employees	3,940	3,981	4,021	4,023	3,967	3,940	3,967
Banking centers	258	257	256	256	263	258	263
[1] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[2] Cash dividends per common share divided by net income per common share (basic).
[3] Represents a non-GAAP financial measure. Refer the "Non-GAAP Measures" table for reconciliations to GAAP financial measures. December 31, 2023 capital ratios are preliminary.
[4] Includes the allowance for credit losses on loans and unfunded commitments.

FTE - Fully taxable equivalent basis ROAA - Return on average assets ROAE - Return on average equity ROATCE - Return on average tangible common equity
 NCOs - Net Charge-offs ALL - Allowance for loan losses ACL - Allowance for Credit Losses
EOP - End of period actual balances NPLs - Non-performing Loans TCE - Tangible common equity TA - Tangible assets

Income Statement (unaudited)
($ and shares in thousands, except per share data)
	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
Interest income	$589,751	$576,519	$544,902	$495,649	$457,821	$2,206,821	$1,454,202
Less: interest expense	225,343	201,433	162,731	114,161	66,731	703,668	126,266
Net interest income	364,408	375,086	382,171	381,488	391,090	1,503,153	1,327,936
Provision for credit losses	11,595	19,068	14,787	13,437	11,408	58,887	144,799
Net interest income after provision for credit losses	352,813	356,018	367,384	368,051	379,682	1,444,266	1,183,137
Wealth and investment services fees	27,656	26,687	26,521	26,920	25,668	107,784	100,851
Service charges on deposit accounts	18,667	18,524	17,751	17,003	18,109	71,945	72,501
Debit card and ATM fees	10,700	10,818	10,653	9,982	10,798	42,153	40,227
Mortgage banking revenue	3,691	5,063	4,165	3,400	3,888	16,319	23,015
Capital markets income	5,416	5,891	6,173	6,939	5,377	24,419	25,986
Company-owned life insurance	3,773	3,740	4,698	3,186	3,108	15,397	14,564
Gain on sale of Visa Class B restricted shares	21,635	—	—	—	—	21,635	—
Gain on sale of health savings accounts	—	—	—	—	90,673	—	90,673
Other income	9,381	10,456	11,651	8,467	7,589	39,955	32,050
Gains (losses) on sales of debt securities	(825)	(241)	17	(5,216)	(173)	(6,265)	(88)
Total noninterest income	100,094	80,938	81,629	70,681	165,037	333,342	399,779
Salaries and employee benefits	141,649	131,541	135,810	137,364	142,459	546,364	575,626
Occupancy	26,514	25,795	26,085	28,282	26,488	106,676	100,421
Equipment	8,769	8,284	7,721	7,389	7,591	32,163	27,637
Marketing	10,813	9,448	9,833	9,417	8,508	39,511	32,264
Technology	20,493	20,592	20,056	19,202	19,951	80,343	84,865
Communication	4,212	4,075	4,232	4,461	4,159	16,980	18,846
Professional fees	8,250	5,956	6,397	6,732	6,360	27,335	39,046
FDIC assessment	27,702	9,000	9,624	10,404	5,809	56,730	19,332
Amortization of intangibles	5,869	6,040	6,060	6,186	6,787	24,155	25,857
Amortization of tax credit investments	7,200	2,644	2,762	2,761	5,258	15,367	10,961
Property optimization	—	—	242	1,317	26,818	1,559	26,818
Other expense	22,764	21,401	17,762	17,196	22,487	79,123	76,510
Total noninterest expense	284,235	244,776	246,584	250,711	282,675	1,026,306	1,038,183
Income before income taxes	168,672	192,180	202,429	188,021	262,044	751,302	544,733
Income tax expense	36,192	44,304	47,393	41,421	61,309	169,310	116,446
Net income	$132,480	$147,876	$155,036	$146,600	$200,735	$581,992	$428,287
Preferred dividends	(4,034)	(4,034)	(4,033)	(4,034)	(4,034)	(16,135)	(14,118)
Net income applicable to common shares	$128,446	$143,842	$151,003	$142,566	$196,701	$565,857	$414,169

EPS, diluted	$0.44	$0.49	$0.52	$0.49	$0.67	$1.94	$1.50
Weighted Average Common Shares Outstanding
Basic	290,701	290,648	290,559	291,088	291,012	290,748	275,179
Diluted	292,029	291,717	291,266	292,756	293,131	291,855	276,688
Common shares outstanding (EOP)	292,655	292,586	292,597	291,922	292,903	292,655	292,903

End of Period Balance Sheet (unaudited)
($ in thousands)
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
Assets
Cash and due from banks	$430,866	$381,343	$473,023	$386,879	$453,432
Money market and other interest-earnings investments	744,192	1,282,087	724,863	727,056	274,980
Investments:
Treasury and government-sponsored agencies	2,453,949	2,515,249	2,309,285	2,236,412	2,195,175
Mortgage-backed securities	5,245,691	4,906,290	5,168,458	5,395,680	5,476,719
States and political subdivisions	1,693,819	1,705,200	1,760,725	1,785,073	1,827,164
Other securities	779,049	751,404	802,323	826,575	730,476
Total investments	10,172,508	9,878,143	10,040,791	10,243,740	10,229,534
Loans held-for-sale, at fair value	32,006	122,033	114,369	10,584	11,926
Loans:
Commercial	9,512,230	9,333,448	9,698,241	9,751,875	9,508,904
Commercial and agriculture real estate	14,140,629	13,916,221	13,450,209	12,908,380	12,457,070
Residential real estate	6,699,443	6,696,288	6,684,480	6,568,666	6,460,441
Consumer	2,639,625	2,631,877	2,599,543	2,593,453	2,697,226
Total loans	32,991,927	32,577,834	32,432,473	31,822,374	31,123,641
Allowance for credit losses on loans	(307,610)	(303,982)	(300,555)	(298,711)	(303,671)
Premises and equipment, net	565,396	565,607	564,299	566,758	557,307
Goodwill and other intangible assets	2,100,966	2,106,835	2,112,875	2,118,935	2,125,121
Company-owned life insurance	767,902	774,517	771,753	770,471	768,552
Accrued interest receivable and other assets	1,591,683	1,675,031	1,562,864	1,494,558	1,522,550
Total assets	$49,089,836	$49,059,448	$48,496,755	$47,842,644	$46,763,372

Liabilities and Equity
Noninterest-bearing demand deposits	$9,664,247	$10,091,352	$10,532,838	$10,995,083	$11,930,798
Interest-bearing:
Checking and NOW accounts	7,331,487	7,495,417	7,654,202	7,903,520	8,340,955
Savings accounts	5,099,186	5,296,985	5,578,323	6,030,255	6,326,158
Money market accounts	9,561,116	8,793,218	7,200,288	5,867,239	5,389,139
Other time deposits	4,565,137	4,398,182	4,012,813	3,361,979	2,775,991
Total core deposits	36,221,173	36,075,154	34,978,464	34,158,076	34,763,041
Brokered deposits	1,014,007	1,177,522	1,252,851	759,716	237,789
Total deposits	37,235,180	37,252,676	36,231,315	34,917,792	35,000,830

Federal funds purchased and interbank borrowings	390	918	136,060	618,955	581,489
Securities sold under agreements to repurchase	285,206	279,061	311,447	393,018	432,804
Federal Home Loan Bank advances	4,280,681	4,412,576	4,771,183	4,981,612	3,829,018
Other borrowings	764,870	863,455	815,318	746,869	743,003
Total borrowed funds	5,331,147	5,556,010	6,034,008	6,740,454	5,586,314
Accrued expenses and other liabilities	960,609	1,011,225	939,337	906,972	1,047,633
Total liabilities	43,526,936	43,819,911	43,204,660	42,565,218	41,634,777
Preferred stock, common stock, surplus, and retained earnings	6,301,709	6,208,352	6,100,728	5,985,784	5,915,017
Accumulated other comprehensive income (loss), net of tax	(738,809)	(968,815)	(808,633)	(708,358)	(786,422)
Total shareholders' equity	5,562,900	5,239,537	5,292,095	5,277,426	5,128,595
Total liabilities and shareholders' equity	$49,089,836	$49,059,448	$48,496,755	$47,842,644	$46,763,372

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2023			September 30, 2023			December 31, 2022
	Average	Income1/	Yield/	Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$1,094,196	$14,425	5.23%	$980,813	$13,194	5.34%	$324,801	$(259)	(0.32)%
Investments:
Treasury and government-sponsored agencies	2,490,793	25,848	4.15%	2,376,864	23,037	3.88%	2,151,746	14,683	2.73%
Mortgage-backed securities	4,913,151	34,209	2.79%	5,079,091	33,237	2.62%	5,470,753	35,344	2.58%
States and political subdivisions	1,686,119	14,541	3.45%	1,737,037	14,220	3.27%	1,818,431	14,849	3.27%
Other securities	749,697	10,440	5.57%	793,196	10,127	5.11%	702,730	7,741	4.41%
Total investments	9,839,760	85,038	3.46%	9,986,188	80,621	3.23%	10,143,660	72,617	2.86%
Loans:[2]
Commercial	9,351,344	163,921	7.01%	9,612,102	163,869	6.82%	9,330,906	132,711	5.69%
Commercial and agriculture real estate	14,074,908	226,716	6.44%	13,711,156	219,575	6.41%	12,317,057	161,766	5.25%
Residential real estate loans	6,706,425	62,054	3.70%	6,712,269	62,775	3.74%	6,373,819	59,532	3.74%
Consumer	2,634,650	43,697	6.58%	2,614,928	42,322	6.42%	2,716,452	36,832	5.38%
Total loans	32,767,327	496,388	6.06%	32,650,455	488,541	5.98%	30,738,234	390,841	5.08%

Total earning assets	$43,701,283	$595,851	5.45%	$43,617,456	$582,356	5.34%	$41,206,695	$463,199	4.49%

Less: Allowance for credit losses on loans	(304,195)			(300,071)			(303,009)

Non-earning Assets:
Cash and due from banks	$415,266			$382,755			$368,874
Other assets	5,027,892			4,960,383			4,861,247

Total assets	$48,840,246			$48,660,523			$46,133,807

Interest-Bearing Liabilities:
Checking and NOW accounts	$7,280,268	$25,015	1.36%	$7,515,439	$25,531	1.35%	$8,482,651	$13,189	0.62%
Savings accounts	5,184,712	5,196	0.40%	5,414,775	4,268	0.31%	6,482,369	1,558	0.10%
Money market accounts	9,244,117	85,717	3.68%	7,979,999	65,549	3.26%	5,382,254	8,091	0.60%
Other time deposits	4,516,432	44,396	3.90%	4,229,692	37,110	3.48%	2,540,619	5,688	0.89%
Total interest-bearing core deposits	26,225,529	160,324	2.43%	25,139,905	132,458	2.09%	22,887,893	28,526	0.49%
Brokered deposits	1,012,647	13,041	5.11%	1,183,228	14,970	5.02%	129,745	1,366	4.18%
Total interest-bearing deposits	27,238,176	173,365	2.53%	26,323,133	147,428	2.22%	23,017,638	29,892	0.52%

Federal funds purchased and interbank borrowings	620	8	5.12%	62,921	910	5.74%	475,431	4,299	3.59%
Securities sold under agreements to repurchase	277,927	910	1.30%	302,305	710	0.93%	409,916	556	0.54%
Federal Home Loan Bank advances	4,182,877	38,394	3.64%	4,537,250	40,382	3.53%	3,266,896	25,609	3.11%
Other borrowings	869,644	12,666	5.78%	841,307	12,003	5.66%	753,401	6,375	3.36%
Total borrowed funds	5,331,068	51,978	3.87%	5,743,783	54,005	3.73%	4,905,644	36,839	2.98%

Total interest-bearing liabilities	$32,569,244	$225,343	2.74%	$32,066,916	$201,433	2.49%	$27,923,282	$66,731	0.95%

Noninterest-Bearing Liabilities and Shareholders' Equity
Demand deposits	$9,949,616			$10,338,267			$12,373,495
Other liabilities	1,039,899			961,268			900,448
Shareholders' equity	5,281,487			5,294,072			4,936,582

Total liabilities and shareholders' equity	$48,840,246			$48,660,523			$46,133,807

Net interest rate spread			2.71%			2.85%			3.54%

Net interest margin (GAAP)			3.34%			3.44%			3.80%

Net interest margin (FTE)[3]			3.39%			3.49%			3.85%

FTE adjustment		$6,100			$5,837			$5,378

[1] Interest income is reflected on a FTE.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

		Twelve Months Ended			Twelve Months Ended
		December 31, 2023			December 31, 2022
		Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:		Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments		$826,453	$39,683	4.80%	$812,296	$2,814	0.35%
Investments:
Treasury and government-sponsored agencies		2,322,792	84,771	3.65%	2,290,229	47,932	2.09%
Mortgage-backed securities		5,178,940	136,827	2.64%	5,562,442	129,411	2.33%
States and political subdivisions		1,749,722	57,847	3.31%	1,805,433	57,688	3.20%
Other securities		776,456	39,166	5.04%	687,926	24,133	3.51%
Total investments		$10,027,910	$318,611	3.18%	$10,346,030	$259,164	2.50%
Loans:[2]
Commercial		9,570,639	639,131	6.68%	8,252,237	397,228	4.81%
Commercial and agriculture real estate		13,405,946	825,053	6.15%	11,147,967	489,499	4.39%
Residential real estate loans		6,646,684	243,646	3.67%	5,622,901	201,637	3.59%
Consumer		2,618,098	164,125	6.27%	2,570,355	122,274	4.76%
Total loans		32,241,367	1,871,955	5.81%	27,593,460	1,210,638	4.39%

Total earning assets		$43,095,730	$2,230,249	5.18%	$38,751,786	$1,472,616	3.80%

Less: Allowance for credit losses on loans		(302,486)			(261,534)

Non-earning Assets:
Cash and due from banks		$413,569			$355,391
Other assets		4,945,394			4,404,057

Total assets		$48,152,207			$43,249,700

Interest-Bearing Liabilities:
Checking and NOW accounts		$7,664,183	$94,263	1.23%	$8,104,844	$21,321	0.26%
Savings accounts		5,638,766	14,941	0.26%	6,342,697	3,367	0.05%
Money market accounts		7,249,497	206,634	2.85%	4,961,159	11,882	0.24%
Other time deposits		3,875,984	123,428	3.18%	2,312,935	10,801	0.47%
Total interest-bearing core deposits		24,428,430	439,266	1.80%	21,721,635	47,371	0.22%
Brokered deposits		913,349	45,094	4.94%	45,796	1,722	3.76%
Total interest-bearing deposits		25,341,779	484,360	1.91%	21,767,431	49,093	0.23%

Federal funds purchased and interbank borrowings		229,386	11,412	4.98%	151,243	5,021	3.32%
Securities sold under agreements to repurchase		332,853	3,299	0.99%	440,619	843	0.19%
Federal Home Loan Bank advances		4,568,964	161,860	3.54%	2,986,006	51,524	1.73%
Other borrowings		822,471	42,737	5.20%	619,659	19,785	3.19%
Total borrowed funds		5,953,674	219,308	3.68%	4,197,527	77,173	1.84%

Total interest-bearing liabilities		31,295,453	703,668	2.25%	25,964,958	126,266	0.49%

Noninterest-Bearing Liabilities and Shareholders' Equity
Demand deposits		$10,633,806			$11,750,306
Other liabilities		968,635			676,940
Shareholders' equity		5,254,313			4,857,496

Total liabilities and shareholders' equity		$48,152,207			$43,249,700

Net interest rate spread				2.93%			3.31%

Net interest margin (GAAP)	0.00%			3.49%			3.43%

Net interest margin (FTE)[3]				3.54%			3.47%

FTE adjustment			$23,428			$18,414

[1] Interest income is reflected on a FTE.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Asset Quality (EOP) (unaudited)
($ in thousands)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
Allowance for credit losses:
Beginning allowance for credit losses on loans	$303,982	$300,555	$298,711	$303,671	$302,254	$303,671	$107,341
Allowance established for acquired PCD loans	—	—	—	—	—	—	89,089
Provision for credit losses on loans	13,329	23,115	11,936	11,469	5,389	59,849	123,340
Gross charge-offs	(13,202)	(22,750)	(14,331)	(18,180)	(7,081)	(68,463)	(27,281)
Gross recoveries	3,501	3,062	4,239	1,751	3,109	12,553	11,182
NCOs	(9,701)	(19,688)	(10,092)	(16,429)	(3,972)	(55,910)	(16,099)
Ending allowance for credit losses on loans	$307,610	$303,982	$300,555	$298,711	$303,671	$307,610	$303,671
Beginning allowance for credit losses on unfunded commitments	$32,960	$37,007	$34,156	$32,188	$26,169	$32,188	$10,879
Provision (release) for credit losses on unfunded commitments	(1,734)	(4,047)	2,851	1,968	6,019	(962)	21,309
Ending allowance for credit losses on unfunded commitments	$31,226	$32,960	$37,007	$34,156	$32,188	$31,226	$32,188
Allowance for credit losses	$338,836	$336,942	$337,562	$332,867	$335,859	$338,836	$335,859
Provision for credit losses on loans	$13,329	$23,115	$11,936	$11,469	$5,389	$59,849	$123,340
Provision (release) for credit losses on unfunded commitments[1]	(1,734)	(4,047)	2,851	1,968	6,019	(962)	21,309
Provision for credit losses[1]	$11,595	$19,068	$14,787	$13,437	$11,408	$58,887	$144,649
NCOs / average loans[2]	0.12%	0.24%	0.13%	0.21%	0.05%	0.17%	0.06%
Average loans[2]	$32,752,406	$32,639,812	$32,251,242	$31,267,836	$30,732,473	$32,233,020	$27,582,530
EOP loans[2]	32,991,927	32,577,834	32,432,473	31,822,374	31,123,641	32,991,927	31,123,641
ACL on loans / EOP loans[2]	0.93%	0.93%	0.93%	0.94%	0.98%	0.93%	0.98%
ACL / EOP loans[2]	1.03%	1.03%	1.04%	1.05%	1.08%	1.03%	1.08%
Underperforming Assets:
Loans 90 days and over (still accruing)	$961	$1,192	$303	$1,231	$2,650	$961	$2,650
NPLs:
Nonaccrual loans[3,4]	274,821	261,346	295,509	234,337	238,178	274,821	238,178
TDRs still accruing[4]	N/A	N/A	N/A	N/A	15,313	N/A	15,313
Total NPLs	274,821	261,346	295,509	234,337	253,491	274,821	253,491
Foreclosed assets	9,434	9,761	9,824	10,817	10,845	9,434	10,845
Total underperforming assets	$285,216	$272,299	$305,636	$246,385	$266,986	$285,216	$266,986
Classified and Criticized Assets:
Nonaccrual loans[3]	$274,821	$261,346	$295,509	$234,337	$238,178	$274,821	$238,178
Substandard loans (still accruing)	599,358	563,427	524,709	570,229	504,657	599,358	504,657
Loans 90 days and over (still accruing)	961	1,192	303	1,231	2,650	961	2,650
Total classified loans - "problem loans"	875,140	825,965	820,521	805,797	745,485	875,140	745,485
Other classified assets	48,930	48,998	40,942	26,441	24,735	48,930	24,735
Criticized loans - "special mention loans"	843,920	775,526	614,547	593,307	636,069	843,920	636,069
Total classified and criticized assets	$1,767,990	$1,650,489	$1,476,010	$1,425,545	$1,406,289	$1,767,990	$1,406,289
Loans 30-89 days past due	$71,868	$56,772	$39,748	$42,071	$55,522	$71,868	$55,522
NPLs / EOP loans[2]	0.83%	0.80%	0.91%	0.74%	0.81%	0.83%	0.81%
ACL to NPLs	123%	129%	114%	142%	132%	123%	132%
Under-performing assets/EOP loans[2]	0.86%	0.84%	0.94%	0.77%	0.86%	0.86%	0.86%
Under-performing assets/EOP assets	0.58%	0.56%	0.63%	0.51%	0.57%	0.58%	0.57%
30+ day delinquencies/EOP loans[2]	0.22%	0.18%	0.12%	0.14%	0.19%	0.22%	0.19%
[1] Excludes $0.2 million of expense to establish an allowance on held-to-maturity securities during the first quarter of 2022.
[2] Excludes loans held-for-sale.
[3] Includes non-accruing TDRs totaling $24.0 million at December 31, 2022.
4 As a result of accounting guidance adopted in 2023, the TDR classification is no longer applicable subsequent to December 31, 2022.
PCD - Purchased credit deteriorated TDR - Troubled debt restructuring

Non-GAAP Measures (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
Earnings Per Share:
Net income applicable to common shares	$128,446	$143,842	$151,003	$142,566	$196,701	$565,857	$414,169
Adjustments:
Gain on sale of Visa Class B restricted shares	(21,635)	—	—	—	—	(21,635)	—
Tax effect[1]	5,255	—	—	—	—	5,255	—
Gain on sale of Visa Class B restricted shares, net	(16,380)	—	—	—	—	(16,380)	—
FDIC special assessment	19,052	—	—	—	—	19,052	—
Tax effect[1]	(4,628)	—	—	—	—	(4,628)	—
FDIC special assessment, net	14,424	—	—	—	—	14,424	—
Merger-related charges[2]	5,529	6,257	2,372	14,558	20,314	28,716	131,941
Tax effect[1]	(1,343)	(1,042)	(277)	(3,172)	(5,160)	(5,834)	(36,280)
Merger-related charges, net	4,186	5,215	2,095	11,386	15,154	22,882	95,661
Contract termination charge	4,413	—	—	—	—	4,413	—
Tax effect[1]	(1,072)	—	—	—	—	(1,072)	—
Contract termination charge, net	3,341	—	—	—	—	3,341	—
Debt Securities (gains) losses	825	241	(17)	5,216	173	6,265	88
Tax effect[1]	(200)	(40)	2	(1,137)	(44)	(1,375)	(76)
Debt securities (gains) losses, net	625	201	(15)	4,079	129	4,890	12
Louisville expenses	—	—	3,361	—	—	3,361	—
Tax effect[1]	—	—	(392)	—	—	(392)	—
Louisville expenses, net	—	—	2,969	—	—	2,969	—
Property optimization charges	—	—	242	1,317	26,818	1,559	26,818
Tax effect[1]	—	—	(28)	(287)	(6,812)	(315)	(6,812)
Property optimization charges, net	—	—	214	1,030	20,006	1,244	20,006
Gain on sale of health savings accounts	—	—	—	—	(90,673)	—	(90,673)
Tax effect[1]	—	—	—	—	23,031	—	23,031
Gain on sale of health savings accounts, net	—	—	—	—	(67,642)	—	(67,642)
Day 1 non-PCD	—	—	—	—	—	—	96,270
Tax effect[1]	—	—	—	—	—	—	(17,550)
Day 1 non-PCD, net	—	—	—	—	—	—	78,720
Total adjustments, net	6,196	5,416	5,263	16,495	(32,353)	33,370	126,757
Net income applicable to common shares, adjusted	$134,642	$149,258	$156,266	$159,061	$164,348	$599,227	$540,926
Weighted average diluted common shares outstanding	292,029	291,717	291,266	292,756	293,131	291,855	276,688
EPS, diluted	$0.44	$0.49	$0.52	$0.49	$0.67	$1.94	$1.50
Adjusted EPS, diluted	$0.46	$0.51	$0.54	$0.54	$0.56	$2.05	$1.96
NIM:
Net interest income	$364,408	$375,086	$382,171	$381,488	$391,090	$1,503,153	$1,327,936
Add: FTE adjustment[3]	6,100	5,837	5,825	5,666	5,378	23,428	18,414
Net interest income (FTE)	$370,508	$380,923	$387,996	$387,154	$396,468	$1,526,581	$1,346,350
Average earning assets	$43,701,283	$43,617,456	$43,097,198	$41,941,913	$41,206,695	$43,095,730	$38,751,786
NIM (GAAP)	3.34%	3.44%	3.55%	3.64%	3.80%	3.49%	3.43%
NIM (FTE)	3.39%	3.49%	3.60%	3.69%	3.85%	3.54%	3.47%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
PPNR:
Net interest income (FTE)[3]	$370,508	$380,923	$387,996	$387,154	$396,468	$1,526,581	$1,346,350
Add: Noninterest income	100,094	80,938	81,629	70,681	165,037	333,342	399,779
Total revenue (FTE)	470,602	461,861	469,625	457,835	561,505	1,859,923	1,746,129
Less: Noninterest expense	(284,235)	(244,776)	(246,584)	(250,711)	(282,675)	(1,026,306)	(1,038,183)
PPNR	$186,367	$217,085	$223,041	$207,124	$278,830	$833,617	$707,946
Adjustments:
Gain on sale of Visa Class B restricted shares	$(21,635)	$—	$—	$—	$—	$(21,635)	$—
Debt securities (gains) losses	825	241	(17)	5,216	173	6,265	88
Gain on sale of health savings accounts	—	—	—	—	(90,673)	—	(90,673)
Noninterest income adjustments	(20,810)	241	(17)	5,216	(90,500)	(15,370)	(90,585)
Adjusted noninterest income	79,284	81,179	81,612	75,897	74,537	317,972	309,194
Adjusted revenue	$449,792	$462,102	$469,608	$463,051	$471,005	$1,844,553	$1,655,544
Adjustments:
FDIC Special Assessment	$19,052	$—	$—	$—	$—	$19,052	$—
Merger-related charges[4]	5,529	6,257	2,372	14,558	20,314	28,716	120,928
Contract termination charges	4,413	—	—	—	—	4,413	—
Louisville expenses	—	—	3,361	—	—	3,361	—
Property optimization charges	—	—	242	1,317	26,818	1,559	26,818
Noninterest expense adjustments	28,994	6,257	5,975	15,875	47,132	57,101	147,746
Adjusted total noninterest expense	(255,241)	(238,519)	(240,609)	(234,836)	(235,543)	(969,205)	(890,437)
Adjusted PPNR	$194,551	$223,583	$228,999	$228,215	$235,462	$875,348	$765,107
Efficiency Ratio:
Noninterest expense	$284,235	$244,776	$246,584	$250,711	$282,675	$1,026,306	$1,038,183
Less: Amortization of intangibles	(5,869)	(6,040)	(6,060)	(6,186)	(6,787)	(24,155)	(25,857)
Noninterest expense, excl. amortization of intangibles	278,366	238,736	240,524	244,525	275,888	1,002,151	1,012,326
Less: Amortization of tax credit investments	(7,200)	(2,644)	(2,762)	(2,761)	(5,258)	(15,367)	(10,961)
Less: Noninterest expense adjustments	(28,994)	(6,257)	(5,975)	(15,875)	(47,132)	(57,101)	(147,746)
Adjusted noninterest expense, excluding amortization	$242,172	$229,835	$231,787	$225,889	$223,498	$929,683	$853,619
Total revenue (FTE)[3]	$470,602	$461,861	$469,625	$457,835	$561,505	$1,859,923	$1,746,129
Less: Debt securities (gains) losses	825	241	(17)	5,216	173	6,265	88
Total revenue excl. debt securities (gains) losses	471,427	462,102	469,608	463,051	561,678	1,866,188	1,746,217
Less: Gain on sale of Visa Class B restricted shares	(21,635)	—	—	—	—	(21,635)	—
Less: Gain on sale of health savings accounts	—	—	—	—	(90,673)	—	(90,673)
Total adjusted revenue	$449,792	$462,102	$469,608	$463,051	$471,005	$1,844,553	$1,655,544
Efficiency Ratio	59.0%	51.7%	51.2%	52.8%	49.1%	53.7%	58.0%
Adjusted Efficiency Ratio	53.8%	49.7%	49.4%	48.8%	47.5%	50.4%	51.6%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended					Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2023	2023	2023	2023	2022	2023	2022
ROAE and ROATCE:
Net income applicable to common shares	$128,446	$143,842	$151,003	$142,566	$196,701	$565,857	$414,169
Amortization of intangibles	5,869	6,040	6,060	6,186	6,787	24,155	25,857
Tax effect[1]	(1,467)	(1,510)	(1,515)	(1,547)	(1,697)	(6,039)	(6,139)
Amortization of intangibles, net	4,402	4,530	4,545	4,639	5,090	18,116	19,718
Net income applicable to common shares, excluding intangibles amortization	132,848	148,372	155,548	147,205	201,791	583,973	433,887
Total adjustments, net (see pg.12)	6,196	5,416	5,263	16,495	(32,353)	33,370	126,757
Adjusted net income applicable to common shares, excluding intangibles amortization	$139,044	$153,788	$160,811	$163,700	$169,438	$617,343	$560,644
Average shareholders' equity	$5,281,487	$5,294,072	$5,273,802	$5,166,188	$4,936,582	$5,254,313	$4,857,496
Less: Average preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)	(212,525)
Average shareholders' common equity	$5,037,768	$5,050,353	$5,030,083	$4,922,469	$4,692,863	$5,010,594	$4,644,971
Average goodwill and other intangible assets	(2,103,935)	(2,109,944)	(2,115,894)	(2,122,157)	(2,132,480)	(2,112,924)	(1,989,466)
Average tangible shareholder's common equity	$2,933,833	$2,940,409	$2,914,189	$2,800,312	$2,560,383	$2,897,670	$2,655,505
ROAE	10.2%	11.4%	12.0%	11.6%	16.8%	11.3%	8.9%
ROAE, adjusted	10.7%	11.8%	12.4%	12.9%	14.0%	12.0%	11.6%
ROATCE	18.1%	20.2%	21.4%	21.0%	31.5%	20.2%	16.3%
ROATCE, adjusted	19.0%	20.9%	22.1%	23.4%	26.5%	21.3%	21.1%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	As of
	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2022
Tangible Common Equity:
Shareholders' equity	$5,562,900	$5,239,537	$5,292,095	$5,277,426	$5,128,595
Less: Preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Shareholders' common equity	$5,319,181	$4,995,818	$5,048,376	$5,033,707	$4,884,876
Less: Goodwill and other intangible assets	(2,100,966)	(2,106,835)	(2,112,875)	(2,118,935)	(2,125,121)
Tangible shareholders' common equity	$3,218,215	$2,888,983	$2,935,501	$2,914,772	$2,759,755

Total assets	$49,089,836	$49,059,448	$48,496,755	$47,842,644	$46,763,372
Less: Goodwill and other intangible assets	(2,100,966)	(2,106,835)	(2,112,875)	(2,118,935)	(2,125,121)
Tangible assets	$46,988,870	$46,952,613	$46,383,880	$45,723,709	$44,638,251

Risk-weighted assets[5]	$37,407,347	$37,501,646	$37,414,177	$36,801,707	$35,950,900

Tangible common equity to tangible assets	6.85%	6.15%	6.33%	6.37%	6.18%
Tangible common equity to risk-weighted assets[5]	8.60%	7.70%	7.85%	7.92%	7.68%
Tangible Common Book Value:
Common shares outstanding	292,655	292,586	292,597	291,922	292,903
Tangible common book value	$11.00	$9.87	$10.03	$9.98	$9.42

[1] Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state).
[2] Includes $11.0 million of provision for unfunded commitments for the twelve months ended December 31, 2022.
[3] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[4] Excludes $11.0 million of provision for unfunded commitments that is included in provision for credit losses for the twelve months ended December 31, 2022.
[5] December 31, 2023 figures are preliminary.